EXHIBIT 10.3


                  Financial Services Corporation of the Midwest

                     Directors and Officers Liability Policy
                            Summary of Material Terms



Insured: Financial Services Corporation of the Midwest and/or THE Rock Island Bank, N.A.

Underwriter:               Cincinnati Insurance Company

Policy Period:             October 18, 1997 to October 18, 2000

Policy Number:             DO-8563130       (Coverage on claims-made basis)

Limit of Liability:        $5,000,000 Aggregate Each Policy Year

Retention:                 Per Director:                         $0
                           Aggregate:                       $50,000
                           Corporate Reimbursement          $50,000

Endorsements:              ERISA Exclusion
                           IRA/Keogh Extension
                           Outside Non-Profit Board Extension
                           Marital Status Extension
                           Trust Department Errors & Omissions
                                  $3,000,000         Limit
                                     $25,000         Retention
                           Additional Insureds
                                   Employees
                           Broad Securities Exclusion
                           Allocation